CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.
PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].
MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

EIGHTH AMENDMENT TO
MASTER LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO MASTER LEASE AGREEMENT (the “Amendment”) dated this 31st day of May, 2012, (the “Effective Date”), which is the date the last party signs this Amendment, is made and entered into by and between WAL-MART STORES EAST, LP, a Delaware limited partnership, WAL-MART STORES, INC., a Delaware corporation; WAL-MART LOUISIANA, LLC, a Delaware limited liability company; WAL-MART STORES TEXAS, LLC, a Texas limited partnership, and WAL-MART STORES ARKANSAS, LLC, an Arkansas Limited Liability Company (collectively “Landlord”) and CPI Corp., a Delaware corporation (“Tenant”).

RECITALS

WHEREAS, Landlord and Portrait Corporation of America, Inc., Tenant's predecessor in interest, entered into that certain Master Lease Agreement (the “Master Lease”) effective June 8, 2007, and that certain First Amendment to Master Lease dated June 20, 2007. Landlord and Tenant subsequently entered into that certain Second Amendment to the Master Lease dated August 20, 2007; a Third Amendment to the Master Lease dated April 15, 2008; a Fourth Amendment to the Master Lease dated October 30, 2009; a Fifth Amendment to the Master Lease dated June 3, 2010; a Sixth Amendment to the Master Lease dated July 1, 2010; and a Seventh Amendment to the Master Lease dated September 12, 2011.

WHEREAS, Landlord and Tenant desire to further modify the Master Lease in accordance with the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises and promises contained herein, and other good and valuable consideration, the receipt, sufficiency and validity of which are hereby acknowledged, Landlord and Tenant agree as follows:

AGREEMENT

1.	Accuracy of Recitals. The foregoing recitals are true and correct and are hereby incorporated into this Amendment as if fully set forth herein.

2.	Definitions. Capitalized terms used in this Amendment without definition shall have the meaning assigned to them in the Master Lease, as amended, unless the context expressly requires otherwise.

3.	Amendment. The Master Lease is amended as follows:

A.	Section 17.3 (Surrender at Termination or Expiration). The language of Section 17.3 of the Master Lease is hereby deleted in its entirety and replaced with the following language:

Surrender at Termination or Expiration. Unless otherwise provided in Appendix-1, by the date on which this Master Lease as to the applicable Leased Premises terminates, for any reason (other than a Landlord initiated termination pursuant to the terms of Appendix 1- Subsection 8.a(4)), Tenant shall immediately surrender and quit the applicable Leased Premises and, shall remove all property, Trade Fixtures, and Improvements from the Leased Premises and either:

(A)     Return the Leased Premises to White Box condition, or

(B)     In lieu of returning the Leased Premises to “White Box” condition pay Landlord [***]. Said fee shall increase at [***] per annum.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.
PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].
MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In the event of a Landlord initiated termination pursuant to the terms of Appendix 1- Subsection 8.a(4), by the date on which this Master Lease as to the applicable Leased Premises terminates, Tenant shall immediately surrender and quit the applicable Leased Premises and, shall remove all property, Trade Fixtures, and Improvements from the Leased Premises and return in broom clean condition

B.	Appendix 1- Subsection 8.a(4)-Lease Term. The language of subsection 8.a(4) of Appendix-1 is hereby deleted in its entirety and is replaced with the following language:

(4) For each Leased Premises from which Landlord receives from Tenant Base Rent and based on the previous calendar year sales, any Store not meeting an average of [***] per square foot fee, Landlord and or Tenant, with one hundred twenty (120) days written notice of termination to the other, may require the Leased Premises to be vacated and returned to Landlord. In such event of a Landlord initiated termination, Tenant shall remove all property, Trade Fixtures, and Improvements from the Leased Premises, and return the Leased Premises to Landlord in broom clean condition.

C.	Appendix 1- Subsection 8.b(3)-Rent. Subsection 8.b(3) of Appendix-1 is hereby amended by adding the following:

1)
Provided Tenant secures additional financing on or before June 9, 2012 from a reputable 3rd party financial institution or group of reputable 3rd party financial institutions with sufficient capacity to fund the Tenant's current projected shortfall in order to continue operations (the “New Financing”), Landlord and Tenant agree that Base Rent payments due for the months of May 2012 and June 2012 (collectively the “Deferred Payments”) shall be deferred in accordance with the following schedule:

i.	May 2012 Base Rent (including a 9% annualized premium) shall be due and payable on December 10, 2012;

ii.	June 2012 Base Rent (including a 9% annualized premium) shall be due and payable on December 10, 2012; and

iii.
Following the June Base Rent deferment, all payments of Base Rent shall return to the normal payment schedule (by the tenth (10th) calendar day of the month following the month in which such Gross Sales occurred).

2)
Tenant agrees that in the event it is successful in obtaining the New Financing, it shall promptly provide Landlord verification of the same. In the event Tenant is unable to secure the New Financing, then the deferment rights as set forth above shall be null and void, and May Base Rent shall become immediately due and payable and June Base Rent shall be due and payable on July 10, 2012.

3)
Provided Tenant is in compliance with its New Financing covenants as of the end of its fiscal year 2012, then Landlord and Tenant agree that Base Rent payments due for the months of May 2013 and June 2013 (collectively the “2013 Deferred Payments”) shall be deferred in accordance with the following schedule:

i.	May 2013 Base Rent (including a 9% annualized premium) shall be due and payable on December 10, 2013;

ii.	June 2013 Base Rent (including a 9% annualized premium) shall be due and payable on December 10, 2013; and

iii.
Following the June Base Rent deferment, all payments of Base Rent shall return to the normal payment schedule (by the tenth (10th) calendar day of the month following the month in which such Gross Sales occurred).

4)
In the event Tenant is not in compliance with its New Financing Covenants as of the end of its fiscal year 2012 then Tenant shall not have the deferment rights as set forth above in its fiscal year 2013. Within thirty (30) days after the end of its fiscal year 2012, Tenant agrees provide Landlord verification as to whether or not Tenant is in compliance with its New Financing Covenants.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.
PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].
MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5)
Tenant's failure to fully make any of the aforementioned payments (as set forth above) on or before their respective due dates shall constitute a Default under the Master Lease. Upon any Default, Landlord may exercise any or all of the rights, remedies or entitlements of Landlord under the Master Lease and any rights, remedies or entitlements otherwise available to Landlord at law or in equity.

4.	Headings. The section headings are for convenience of reference only and do not modify or restrict any provisions hereof and shall not be used to construe any provisions.

5.
Successors. This Amendment shall inure to the benefit of and bind the parties hereto and their respective executors, heirs, administrators, successors and assigns to the extent permitted by the Master Lease.

6.
Full Force and Effect. Except as expressly modified by this Amendment, the Master Lease, as amended by the First, Second, Third, Fourth, Fifth, Sixth, and Seventh Amendments, remains unmodified in full force and effect and is ratified by the parties hereto.

7.
Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Facsimile signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written below.

Landlord:

WAL-MART STORES, INC.

By:    /s/ Don Etheredge
Name:    Don Etheredge
Title:    Senior Director
Date:    May 31, 2012

WAL-MART STORES EAST, LP

By:    /s/ Don Etheredge
Name:    Don Etheredge
Title:    Senior Director
Date:    May 31, 2012

WAL-MART STORES TEXAS, LLC

By:    /s/ Don Etheredge
Name:    Don Etheredge
Title:    Senior Director
Date:    May 31, 2012

WAL-MART LOUISIANA, LLC

By:    /s/ Don Etheredge
Name:    Don Etheredge
Title:    Senior Director
Date:    May 31, 2012

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.
PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].
MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WAL-MART STORES, ARKANSAS, LLC

By:    /s/ Don Etheredge
Name:    Don Etheredge
Title:    Senior Director
Date:    May 31, 2012

Tenant:

CPI Corp.

By:    /s/ Dale Heins
Name:    Dale Heins
Title:    EVP, Finance, CFO and Treasurer
Date:    May 31, 2012